SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2003



                      American Home Mortgage Holdings, Inc.
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               (Exact Name of Registrant as Specified in Charter)



           Delaware                     000-27081                 13-4066303
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 (State or Other Jurisdiction         (Commission            (I.R.S.  Employer
       of Incorporation)              File Number)           Identification No.)



520 Broadhollow Road, Melville, New York                             11747
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's Telephone Number, Including Area Code:          (516) 949-3900
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

      On September 10, 2003, American Home Mortgage Holdings, Inc. announced that it had hired approximately 325 employees that formerly worked for Capitol Commerce Mortgage of Sacramento, California. The newly hired staff will operate from fifteen branches, primarily in California and other Western states. In addition, American Home Mortgage Holdings, Inc. announced that it was appointing Al Cristanty as its Senior Vice President, Wholesale Originations. A copy of the press release announcing these hirings is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits:

            99.1 - Press Release, dated September 10, 2003

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 10, 2003              AMERICAN HOME MORTGAGE
                                       HOLDINGS, INC.


                                       By:   /s/  Michael Strauss
                                          ------------------------------------
                                          Name:   Michael Strauss
                                          Title:  Chief Executive Officer
                                                  & President

                                  EXHIBIT INDEX
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    EXHIBIT NUMBER                   DESCRIPTION
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         99.1                        Press  Release,  dated  September 10, 2003